SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2019

 IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)
(337) 521-4003
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	IBKC	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.625% Fixed-to-Floating Non-Cumulative Perpetual Preferred Stock, Series B	IBKCP	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.60% Fixed-to-Floating Non-Cumulative Perpetual Preferred Stock, Series C	IBKCO	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.100% Fixed-to-Floating Non-Cumulative Perpetual Preferred Stock, Series D	IBKCN	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On May 13, 2019, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, announced that, effective May 9, 2019, the size of the Board was increased to ten members and J. Michael Kemp, Sr. was appointed a member of the Board to fill the vacancy. Mr. Kemp also will be a member of the Board of Directors of IBERIABANK, the Company’s wholly owned commercial bank subsidiary.
Mr. Kemp was appointed to serve in the class of directors that will stand for reelection at the 2022 Annual Meeting of Shareholders.
Mr. Kemp’s annual cash retainer in the current fiscal year for his services as a director will be $70,000, consistent with the compensation of the Company’s other non-employee directors, except the Chairman. In addition, each outside director will receive a restricted stock award valued at $100,000, based on the closing price of Company common stock on June 3, 2019, which will vest on the first anniversary of the award.
There are no arrangements or understandings between Mr. Kemp and any other person pursuant to which he was selected by the Nominating and Corporate Governance Committee.
In 2018, Kemp Management Solutions received aggregate fees of $174 thousand for professional services provided to IBERIABANK. Kemp Management Solutions is providing similar services to IBERIABANK in 2019.
Mr. Kemp is expected to be a member of the Risk and Investment Committees of the Board of Directors.
A copy of the Company’s press release relating to Mr. Kemp’s appointment as director is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective May 9, 2019, the Board of Directors of the Company amended Section 3.1 (“Number”) of the Bylaws to increase the number of authorized directors of the Company from nine to ten. A copy of the Bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 3.1 - Bylaws, as amended.

Exhibit 99.1 - Press Release of the Company, dated May 13, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: May 15, 2019	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer